Exhibit 99.1

Investor Presentation May 2019

Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the impact of a prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

Investment Highlights Abundant Market Opportunity Deep Management Experience Clear Path Forward for Sustainable Long-Term Growth Modern Infrastructure 16 Consecutive Quarters of Double-Digit Receivable Growth Advanced Credit Tools 3

Company Overview History Consumer finance company founded in 1987 Focused on consumer installment lending IPO: March 2012; NYSE: RM Who We Are 360 branches in 11 states as of March 31, 2019 Core portfolio of small and large personal loans (“core loans”), and retail loans; $912 million in total receivables as of March 31, 2019—Large loans a key source of growth since early 2015 Multiple origination channels—Branches, direct mail, digital, referrals, and retailers Growth Multi-channel platform to grow core loan portfolio Branch footprint more than tripled over past 10 years 16 consecutive quarters of double-digit receivable growth 11 consecutive quarters of double-digit revenue growth 4

Deep and Tested Management Experience Peter Knitzer President and CEO 30+ years of consumer financial services experience Spent 14 years at Citi in various senior roles, including Chairman & CEO of Citibank North America Prior to joining Regional, was EVP and Head of Payments at CIBC, and President and Director at E*TRADE Bank John Schachtel COO 30+ years of consumer financial services experience Prior to joining Regional, was Chief Operating Officer at One Main Financial Extensive operations experience at CitiFinancial (now OneMain) Don Thomas CFO 30+ years of finance and accounting experience, CPA Prior to joining Regional, was Chief Financial Officer at TMX Finance Also spent 17 years at 7-Eleven, including service as Chief Accounting Officer, Controller, and acting CFO Dan Taggart Chief Credit Risk Officer 20+ years of financial services and credit experience Prior to joining Regional, was SVP at Wingspan Portfolio Advisors, managing servicing and loss mitigation Also spent 11 years at Citi, including service as SVP and Chief Credit Officer at CitiFinancial Jim Ryan Chief Marketing Officer 20+ years of consumer financial services experience Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years Also held additional senior positions at CitiFinancial, including SVP of Operations and Vice President of Credit Risk 5

Strong Corporate Governance and Board of Directors Board of Directors (Non-Employee Directors) Al de Molina • Chairman of RM’s Board of Directors • Former CEO and COO of GMAC • Former CFO of Bank of America • Former CEO of Banc of America Securities Steve Freiberg • Senior Advisor to The Boston Consulting Group • Former CEO of E*TRADE • Former Co- Chairman/CEO of Citigroup Global Consumer Group Mike Dunn Former CEO and Executive Chairman of RM Former Partner of Brysam Global Partners Former CFO of Citigroup Global Consumer Group Carlos Palomares • President and CEO of SMC Resources • Former SVP of Capital One Financial Corp. • Former COO of Citibank Latin America Consumer Bank Roel Campos • Partner at Hughes Hubbard & Reed LLP law firm • Practices in securities regulation and corporate governance • Former SEC Commissioner Maria Contreras-Sweet • Former Administrator • of U.S. Small Business Administration • Founder of ProAmerica • Bank • Former Secretary of • CA’s Business, Transportation and Housing Agency Jonathan Brown • Partner with Basswood Capital Management, LLC • Formerly at Sandelman Partners • Formerly at Goldman Sachs 6

Supporting Growth and Generating Shareholder Value Hybrid approach to extend double-digit portfolio growth –increasing receivables per branch, de novo expansion Focused de novo expansion; entered Wisconsin in 4Q18, additional 15 de novo branches expected in 2019 Well-established, cost-efficient sales and integrated marketing targets and acquires healthier customers Modernized infrastructure streamlines customer experience, improves service and employee productivity Enhanced credit capabilities (custom scorecards and late-stage centralized collections) further stabilize credit Utilize scale to improve operating expense ratio additional 100-150 bps by 2021 7

Abundant Market Opportunity to Serve the Underserved

REGIONAL MANAGEMENT

- Approximately **80 million** Americans generally align with Regional's customer base
- **$66 billion** market opportunity – RM has 1% market share; significant runway for growth

$3.9 Trillion Consumer Finance Market [1]



Auto Loans 32%
Student Loans 37%
Personal Installment Loans 2%
Other 8%
Credit Cards 21%

Personal Installment Loans Account for ~$66 billion [2]

31% of US Population with FICO Between 550 & 700



800-850 22%
300-499 4%
500-549 7%
550-599 8%
600-649 10%
650-699 13%
750-799 20%
700-749 16%

* FICO™ Banking Analytics Blog © Fair Isaac Corporation (April 2018)

Competition

- Consolidation in consumer finance industry
- Numerous smaller competitors
- Strong expansion opportunities
- Well-positioned within regulatory landscape

Customers

- Considerable underserved addressable market
- Sustained credit need

Products

- Fit needs of customers
- Easy to understand
- Flexible
- Fully amortizing
- Based on credit underwriting and ability to repay

Delivery

- Centralized operations and relationship-driven model drive better portfolio performance
- Community-based network and expertise hard to replicate
- Testing online capabilities

(1) Sourced from Federal Reserve Bank of New York; 2Q 2018 Quarterly Report on Household Debt and Credit; excludes residential mortgage and home equity revolving credit
(2) Equifax US National Consumer Credit Trends Report; June 2018, sourced from August 2018 publication

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Hybrid Approach to Growth Branch Overview –Hybrid Approach to Growth ? Multiple channels and products provide attractive market opportunities —Most loans serviced and collected through branches—Late-stage delinquency through centralized collections group ? Most branches with significant capacity to increase size of their portfolios? Wisconsin expansion in 4Q18; 15 de novo branches expected in 2019 of 9/30/17 Finance Receivables Per Branch $2,750 $2,597 $2,500 $2,390 $2,250 $2,117 $2,000 $1,899 $1,821 $1,750 $1,500 2014 2015 2016 2017 2018 Geographic Footprint 6 17 17 9 21 1717 28 21 37 3718 28 18 28 22 21 36 2828 23 678 36 18 17 47 67 17 88 66 98 46 8 46 8 8 99 9898103 Date of Entry: SC:1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015 MO: 2018 WI: 2018 Current States of Operation Attractive States for Expansion Note: As of 3/31/2019 9

Multi-Product Offering Fits Customer Needs

REGIONAL MANAGEMENT

- **Product suite provides multiple solutions for customers as their credit needs evolve**
- **Easy-to-understand products based on credit underwriting and ability to repay**
- **Ability to cost-effectively "graduate" qualified small loan customers to larger loans at reduced rates**

	Small	Large	Retail
Customer Need	▪ Short-term cash needs ▪ Bill payment ▪ Back-to-school expenses ▪ Auto repair	▪ Vacation expenses ▪ Loan consolidation ▪ Medical expenses	▪ Home furnishings ▪ Appliances ▪ Televisions and electronics
Size [(a)]	Range: $500 to $2,500 Average: ~$1,900	Range: $2,501 to $12,000 Average: ~$5,200	Range: Up to $7,500 Average: ~$2,000
Term [(b)]	Up to 48 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Finance Receivables [(c)]	$421.7 million	$440.7 million	$29.3 million
# of Loans [(b)]	~272,000	~101,000	~21,000
Average APR [(d)]	44.3%	29.9%	22.3%

(a) Represents the average origination loan size (new and renewal) for quarter ended March 31, 2019
(b) Fixed installment loans with equal monthly payments
(c) Represents the portfolio balances at March 31, 2019
(d) Fixed interest rates; represents average portfolio APR for the quarter ended March 31, 2019

Note: Product offering table excludes $20.5 million auto portfolio, as the Company is no longer originating auto loans.

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Transitioning to Omni-Channel Originations

REGIONAL MANAGEMENT

- Branches are the foundation of Regional's multi-channel strategy
- Mail campaigns attract ~100,000 new customers per year to Regional
- Continued expansion of digital channel / online lending capabilities to acquire customers

Branch Originated (1)

$76.5MM


REGIONAL
FINANCE

Small Branch Originated Loans
(360 branches as of March 31, 2019)

$84.1MM


REGIONAL
FINANCE

Large Branch Originated Loans
(360 branches as of March 31, 2019)

Non-Branch Originated (1)

Retailers

$6.2MM



Furniture and Appliance Retailers
(Relationships with approx. 600 retailers)

Mail

$52.7MM



Convenience Check Loans

Web

Emerging



Digital Lead Generation / Partnership Affiliates

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

(1) YTD Origination Volume as of March 31, 2019

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NLS Supports Enhanced Analytics NLS provides visibility to the “application funnel” that was previously invisible. (Marketing Stimulus) Applications System Eligible Branch Approved Loans Booked Pre-NLS Post-NLS • Understanding funnel dynamics provides significant benefit to Marketing, Risk, and Operations 12

A Snapshot of Regional's Digital Journey – 2016 to 2019

REGIONAL MANAGEMENT

#	Function	2016	2019
1	Loan Origination Process	• Paper-Based Process	• Implemented in NLS as streamlined workflow from application to booking • Debt Consolidation Sales Tools in NLS
2	Loan Underwriting Process	• Manual and Paper-Based Process	• Automated in NLS and implemented logistic regression Custom Scorecards
3	Loan Booking Process	• Manual Data Entry	• Implemented in NLS as streamlined workflow from application to booking
4	Loan Servicing	• Legacy End-of-Life System	• Implemented in NLS and includes electronic payments
5	Compliance Controls in Branch Operations	• Manual origination controls • Poor servicing controls in legacy system	• Numerous automated controls implemented in NLS
6	Branch and RMC Central Workflow	• Primarily paper and fax workflow	• Automated workflow and decisioning implemented in NLS
7	Digital Documents in Branches	• None	• Scanning and upload capabilities into NLS
8	Digital Self-Servicing	• None	• Customer Portal implemented and includes electronic payments
9	In-Branch Recurring Payments	• None	• Branches can set up recurring payments for customers
10	Digital Affiliate Lead Generation	• Rudimentary processes and no prequalification criteria	• Improved prequalification criteria • Acquired more affiliate partners and have grown this channel 5x
11	Digital Customer Interaction	• None	• Mobile texting implemented for payment and late fee notifications • Emails to prospects being tested

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Robust Loan Approval Process ? Custom automated decision engine used to determine if customer qualifies for product offerings? Product offering is based on risk profile of customer and their ability to repay? Credit exceptions are administered by central underwriting team Determine Review of Collateral to Customer Secure Loan Financials Underwriting Custom Credit / Exceptions Application Decision Initial Sent to Underwriting Process Engine Decision Home Office Process Credit Book New Loan Final Decision Review Credit Home Office Credit Underwriting Decision Send to Branch 14

Top-Shelf Customer Satisfaction Top-three box (8, 9, or 10 out of 10) customer satisfaction of 88% 75%+ customers would apply to Regional Finance first the next time they need a loan ~90% favorable ratings for key attributes:—Loan process was quick, easy, affordable, understandable—People are professional, responsive, respectful, knowledgeable, helpful, friendly Texting, online account self-service, electronic payments, and digital lending should increase customer satisfaction 15

Core Loan Portfolio Growth Driven by Large Loan Receivables Since adding large loans as a core product in 2015, large loan receivables have grown approximately 860%, from $46 million to $441 million Core Loan Finance Receivables ($ in millions) $876 $862 $900 Small Large $723 $724 $720 $594 $438 $441 $540 $485 $347 $364 $235 $366 $147 $360 $46 $438 $422 $180 $338 $358 $376 $360 $320 $0 2014 2015 2016 2017 2018 Q1 ‘18 Q1 ‘19 YoY % Increase 10.0% 32.6% 22.5% 21.7% 19.1% 16

Receivables Growth Leads to Bottom-Line Expansion (1) Recent earnings growth driven by combination of volume-related revenue growth and more normalized credit losses (2) Q1 19 net income was down slightly year-over-year while implementing custom credit scorecards, but we expect a double-digit increase in net income in 2H 19 Finance Receivables ($ in millions) $1,000 $932 $912 $900 $817 $805 $800 $718 $700 $628 $600 $500 $400 $300 $200 $100 $0 2015 2016 2017 2018 Q1 18 Q1 19 Total Revenue ($ in millions) $350 $307 $300 $272 $241 $250 $217 $200 $150 $100 $73 $82 $50 $0 2015 2016 2017 2018 Q1 18 Q1 19 Net Income ($ in millions) $40 $35.3 $35 $30.0 $30 $25 $23.4 $24.0 $20 $15 7.7% $8.6 $8.1 $10 $5 $0 (1) (2) 2015 2016 2017 2018 Q1 18 Q1 19 17

Diversified Liquidity Profile ? Long history of liquidity support from a strong group of banking partners ? Diversified funding platform with an ABL, warehouse facility, amortizing loan facility, and securitization Senior Revolver (ABL) ? Size:$638 Million? Interest Type: Floating? Maturity: June 2020 ? Lenders: Bank of America, Wells Fargo Bank, BMO Harris, First Tennessee, Texas Capital, Capital Bank, Synovus, Bank United ? Collateral: Allows for the funding of Small, Large, Retail, and Auto Loans ? Facility has been upsized and renewed multiple times over the last 30 years Warehouse Facility ? Size: Up to $150 Million ? Interest Type: Floating ? Maturity: February 2021 ? Administrative Agent: Wells Fargo Bank ? Structuring Agent: Credit Suisse ? Collateral: Allows for the funding of Large Loans Amortizing Loan ? Original Size:$76 Million ? Interest Type: Fixed ? Maturity: December 2024 ? Administrative Agent: Wells Fargo Securities ? Collateral: Allowed for the funding of Auto Loans ? Upsized the transaction by $38 Million in November 2017 RMIT 2018-1 Securitization ? Size:$150 Million ? Interest Type: Fixed ? Maturity: July 2027 ? Lenders: Qualified institutional investors ? Collateral: Allows for the funding of Large Loans RMIT 2018-2 Securitization ? Size:$130 Million ? Interest Type: Fixed ? Maturity: January 2028 ? Lenders: Qualified institutional investors ? Collateral: Allows for the funding of Large Loans 18

Strong Funding Profile Millions Debt Capacity $500 $400 $94 $95 $300 $120 $43 $101 $34 $200 $69 $59 $312 $339 $287 $257 $100 $193 $224 $179 $188 $133 $155 $- 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 • As of March 31, 2019, total undrawn capacity was $433M (subject to borrowing base) • Increased fixed rate debt from 9% to 46% in less than twelve months Undrawn Senior Revolver Capacity Undrawn Warehouse Capacity Funded Debt Ratio 3.00 2.37 2.39 2.37 2.18 2.00 1.00 0.69 0.69 0.69 0.66 0.00 2016 2017 2018 Q1 19 Debt Ratio (Debt / Assets) Debt to Equity Interest (1) 3.1% 3.2% 3.9% 4.3% Expense % (1) Annualized interest expense as a percentage of average finance receivables Fixed vs Variable Debt 100% 80% 54.2% 52.7% 60% 92.1% 90.7% 40% 20% 45.8% 47.3% 0% 7.9% 9.3% 2016 2017 2018 Q1 19 % Fixed Debt % Variable Debt 19

Investment Highlights Abundant Market Opportunity Deep Management Experience Clear Path Forward for Sustainable Long-Term Growth Modern Infrastructure 16 Consecutive Quarters of Double-Digit Receivable Growth Advanced Credit Tools 20

REGIONAL TH MANAGEMENT